CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: April 5, 2022 05:17 PM Pacific Time

Incorporation Number: **BC1332567**

Recognition Date and Time: *Incorporated on November 9, 2021 02:02 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

STRONG GLOBAL ENTERTAINMENT, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Govignon Jr., Richard

Mailing Address:	**Delivery Address:**
54 ANNETTE DR. MALBORO NJ 07746 UNITED STATES	54 ANNETTE DR. MALBORO NJ 07746 UNITED STATES

Last Name, First Name, Middle Name:
Roberson, Mark D.

Mailing Address:	**Delivery Address:**
4201 CONGRESS ST., SUITE 175 CHARLOTTE NC 28209 UNITED STATES	4201 CONGRESS ST., SUITE 175 CHARLOTTE NC 28209 UNITED STATES

Last Name, First Name, Middle Name:
King, Marsha Gale

Mailing Address:	**Delivery Address:**
11 STONE BLUFF CT., ORCHARD PARK NY 14127 UNITED STATES	11 STONE BLUFF CT., ORCHARD PARK NY 14127 UNITED STATES

Last Name, First Name, Middle Name:
Cerminara, D. Kyle

Mailing Address:	**Delivery Address:**
108 GATEWAY BOULEVARD, SUITE 204 MOORESVILLE NC 28117 UNITED STATES	108 GATEWAY BOULEVARD, SUITE 204 MOORESVILLE NC 28117 UNITED STATES

Last Name, First Name, Middle Name:
Struble, John

Mailing Address:	**Delivery Address:**
4001A YANCEY ROAD CHARLOTTE NC 28217 UNITED STATES	4001A YANCEY ROAD CHARLOTTE NC 28217 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

January 19, 2022
April 5, 2022

AUTHORIZED SHARE STRUCTURE

1.	150,000,000	Class A Common Voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	100	Class B Limited Voting Shares	Without Par Value With Special Rights or Restrictions attached
3.	150,000,000	Preferred Shares	Without Par Value With Special Rights or Restrictions attached